Exhibit 10(a)

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

2011 OMNIBUS AGREEMENT

EFFECTIVE AS OF MARCH 31, 2011

This Omnibus Agreement (this “Agreement”), dated as of April 8, 2011 but effective as of March 31, 2011, is by and among (i) ArcelorMittal USA LLC, a Delaware limited liability company and successor in interest to Ispat Inland Inc. (“ArcelorMittal USA”), (ii) ArcelorMittal Cleveland Inc. (f/k/a ISG Cleveland Inc.), a Delaware corporation (“ArcelorMittal Cleveland”), (iii) ArcelorMittal Indiana Harbor LLC (f/k/a ISG Indiana Harbor Inc.), a Delaware limited liability company (“ArcelorMittal Indiana Harbor” and, collectively with ArcelorMittal USA and ArcelorMittal Cleveland, “ArcelorMittal”), (iv) Cliffs Natural Resources Inc., an Ohio corporation (“CNR”), (v) The Cleveland-Cliffs Iron Company (“CCIC”), (vi) Cliffs Mining Company (“CMC”), (vii) Northshore Mining Company (“Northshore”), and (viii) Cliffs Sales Company (f/k/a Northshore Sales Company) (“Sales” and, collectively with CNR, CCIC, CMC and Northshore, “Cliffs”).

RECITALS

WHEREAS, Cliffs (other than CNR), ArcelorMittal USA (as successor in interest), ArcelorMittal Cleveland and ArcelorMittal Indiana Harbor are parties to a Pellet Sale and Purchase Agreement, dated as of April 10, 2002, as amended (the “ISG Agreement”), providing for the purchase of iron ore pellets for the ArcelorMittal Cleveland and ArcelorMittal Indiana Harbor iron and steel making facilities (“Cleveland Works” and “Indiana Harbor Works,” respectively, and collectively “ISG Works”); and

WHEREAS, CCIC, CMC and ArcelorMittal USA (as successor in interest) are parties to that certain Pellet Sale and Purchase Agreement, dated as of December 31, 2002, as amended (the “Inland Agreement” and collectively with the ISG Agreement the “Pellet Supply Agreements”), providing for the purchase of iron ore pellets for the Inland iron and steel making facilities (“Inland Works”); and

WHEREAS, Cliffs, ArcelorMittal and Mittal Steel USA – Weirton Inc. were parties to the Umbrella Agreement, dated March 1, 2007 (the “Umbrella Agreement”); and

WHEREAS, the parties have two outstanding arbitrations and one litigation with case numbers American Arbitration Association (“AAA”) Case No. 531540055710, AAA Case No. 50198T55110, and Case No. 11CH03948 in the Circuit Court of Cook County Illinois, respectively (collectively “Litigation”); and

WHEREAS, the CNR and ArcelorMittal USA are parents to Cliffs Empire Inc. (“Cliffs Empire”) and Ispat Inland Empire Inc. (“Inland Empire” and collectively with Cliffs Empire “Empire Partners”), respectively, both of whom are the partners in the Empire Iron Mining Partnership, a Michigan partnership (“Empire”) and are parties to the Restated Empire Iron Mining Partnership Agreement, dated as of December 1, 1978, as amended (the “Empire Partnership Agreement”).

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, covenants and agreements set forth herein, the parties hereto agree as follows:

SECTION I. INLAND AGREEMENT1

I.A. 2009 Pricing/Section 13 Price Re-Opener.

Cliffs shall grant a price re-opener to ArcelorMittal for the year 2009 as provided for in Section 13 of the Inland Agreement.2 The agreed to parameters for the 2009 price re-opener are the following, which the parties deem to be an accommodation in the 2011 calendar year:

****

The multiplier applied to the 2009 World Pellet Price (as set forth in this Section I.A) ****, for 2009. The following is the 2009 Inland Works pellet nomination by grade, in conformance with Section 5 of the Inland Agreement, together ****.

I.B. 2010 Pricing/Section 13 Price Re-Opener.

ArcelorMittal shall grant a price re-opener to Cliffs for the year 2010 as provided for in Section 13 of the Inland Agreement.3 The agreed to parameters for the 2010 price re-opener are the following, which the parties deem to be an accommodation in the 2011 calendar year:

****

[1]	All Capitalized terms in this Section I not otherwise defined herein shall have the definitions assigned them in the Inland Agreement.
[2]

Cliffs and ArcelorMittal were parties to an arbitration with respect to a 2009 price re-opener, AAA Case No. 521520040509. The parties specifically choose to set aside the result of such arbitration and be bound by the terms of this Agreement.

[3]

Cliffs and ArcelorMittal are currently parties to an arbitration, Case No. 5315400555710 with respect to this issue, which arbitration shall be dismissed with prejudice per Section III.B. of this Agreement.

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

The multiplier applied to the 2010 World Pellet Price (as set forth in this Section I.B) **** for 2010. The following is the 2010 Inland Works pellet nomination by grade, in conformance with Section 5 of the Inland Agreement, together with ****.

Once all the 2010 pellet nomination tonnage has been delivered to ArcelorMittal, then a final true-up will be made based on actual iron content of pellets delivered and actual tonnage delivered and the price per dgtu set forth above, per the terms of the Inland Agreement and based upon past practices of the parties.

I.C. Price and Adjustments.

I.C.1. Amendments to Definitions. Without effect upon the agreed to prices per dgtu for 2009 and 2010 set forth in Sections I.A. and I.B. above, effective February 1, 2011 and for the remainder of the term of the Inland Agreement, the definitions set forth in Section 1 of the Inland Agreement shall be amended as follows:

(a) – The definitions set forth in the following Sections shall be deleted in their entirety: Section 1(e) ****, Section 1(g)**** and 1(s) ****. Additionally, Section 1(u) shall be deleted in its entirety.

(b) – The following definitions shall be added to Section 1:

“Applicable Quarterly Period” means, with respect to each Contract Quarter, the three month period beginning on the first day of the fifth month prior to such Contract Quarter and ending on the last day of the third month prior to such Contract Quarter.

“Contract Quarters” or “CQ” means successive three month periods during each Contract Year, with the first Contract Quarter of each Contract Year beginning on February 1st of such Contract Year and ending on April 30th of such Contract Year, the second Contract Quarter beginning on May 1st of such Contract Year and ending on July 31st of such Contract Year, the third Contract Quarter beginning on August 1st of such Contract Year and ending on October 30th of such Contract Year and the fourth Contract Quarter beginning on November 1st of such Contract Year and ending on January 31st of such Contract Year.

“Fe Factor” means, for any grade of Cliffs Pellet, the amount set forth in the table below with respect to such grade of Cliffs Pellet:

****.

“Platts” means seaborne traded iron ore fines information as published in the McGraw-Hill Companies Platts publication “Steel Markets Daily”.

“Platts Price” means, for each Contract Quarter, an amount in US$/DMT equal to: ****.

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

I.C.2. Amendments to Certain Pricing Provisions. Without effect upon the agreed to prices per dgtu for 2009 and 2010 under the Inland Agreement as set forth in Sections I.A and I.B. above, beginning with the 2011 Contract Year and for the remainder of the term of the Inland Agreement, Section 6(a), Sections 6(b)(i), (ii), (iii), (iv), (v) and (vi) and Section 6(c) of the Inland Agreement shall be replaced by the following language effective as of February 1, 2011 (and without effect upon prior Contract Years):

“(a) [INTENTIONALLY OMITTED]

(b)(i) Beginning in the 2011 Contract Year and continuing through the 2014 Contract Year, for each Contract Quarter during such Contract Years the price for each grade of Cliffs Pellet during such Contract Quarter shall be determined as follows (subject to adjustment as provided in Article 7):

(A) For the first Contract Quarter of the 2011 Contract Year, the price for each grade of Cliffs Pellet shall be equal to the sum of:

****.

An illustration of the calculation of the pricing for the first Contract Quarter of the 2011 Contract Year is set forth in the attached Exhibit B-II.

(ii) Not less than thirty (30) days prior to the commencement of each Contract Quarter, Cliffs shall notify Inland of (A) its calculation of **** in U.S. Dollars per dry gross ton iron unit (“US$/dgtu”).

****.

I.C.3 Schedules 1(e) and 1(s) to the Inland Agreement and Exhibit B to the Inland Agreement shall be deleted in their entirety and replaced with the attached Exhibits B-I and B-II (and all references in the Inland Agreement to Exhibit B shall be deemed to be to the attached Exhibit B-I or B-II, as applicable).

I.D. Payments and Adjustments.

I.D.1. Without effect upon the agreed to prices per dgtu for 2009 and 2010 under the Inland Agreement as set forth in Sections I.A. and I.B. above, beginning with the 2011 Contract Year and for the remainder of the term of the Inland Agreement, Sections 7(a) and 7(b) of the Inland Agreement shall be replaced in their entirety with the following:

“(a) Subject to adjustment as provided in Sections 7(b) and 7(c), and subject further to the Omnibus Agreement, ****.

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) The payments provided for in Section 7(a)(i) shall be adjusted as follows:

(i) In keeping with the past practices of the parties, ****, as the case may be.

(ii) Beginning in 2004, not later than June 15 of each Contract Year, Cliffs shall prepare ****.

I.D.2. Section 7(c) shall be amended so as to change the date “January 31” to “June 15” and the following language shall be added at the end of the section: “In the event not all tons of Cliffs Pellets for the previous Contract Year have been shipped by June 15, then the parties shall mutually consent to a reasonable extension of the June 15 date. Such consent shall not be unreasonably withheld.”

I.E. Price Re-Opener.

ArcelorMittal and Cliffs agree that beginning with the Contract Year 2011, continuing through and including the Contract Year 2014, that there will not be an annual price re-opener as provided for in Section 13. Therefore, effective as of February 1, 2011 (and taking into consideration the accommodations set forth in Sections I.A. and I.B. above) Section 13, Section 15(a)(iv) and (v) and Schedule 13 of the Inland Agreement shall be deleted in their entirety. Section 15(a)(viii) shall be amended and restated in its entirety to read as follows: “in connection with any arbitration related to this Agreement, each party shall be responsible for its own costs and expenses, and the parties will equally split the cost of conducting the arbitration itself.”

SECTION II. ISG AGREEMENT4

II.A. 2011 Nomination Increase.

ArcelorMittal notified Cliffs on January 15, 2011 pursuant to Section 4(d) of the ISG Agreement that its 2011 pellet nomination for the ISG Works ****.

II.B. 2009 Audit of Special Payment.

During 2010, Cliffs conducted an audit of the 2009 Special Payment associated with the ISG Agreement, in which a third party auditor identified open items. The parties agree to meet to resolve the open items of the 2009 Special Payment at some time shortly following the execution of this Agreement by documenting the historical methodology used by the parties to calculate the Special Payment. The parties agree that the audit described herein shall not result in any change to the

[4]	All Capitalized terms in this Section II not otherwise defined herein shall have the definitions assigned them in the ISG Agreement.

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

historical methodology used to calculate the Special Payment, and that the Special Payment shall continue to be calculated in a manner consistent with such historical methodology and the past practices of the parties.

SECTION III. COMBINED INLAND AGREEMENT AND ISG AGREEMENT

III.A. Sales to Other Facilities.5

Pursuant to the Umbrella Agreement executed by the parties on March 1, 2007, ArcelorMittal had the flexibility to ****.

III.B. Waiver of Claims and Dismissal of Litigation.

The parties hereto are currently engaged in the Litigation. In conjunction with this Agreement, the parties hereto mutually agree to waive and forever release one another (and their respective parents, subsidiaries, affiliates, directors, officers, employees, agents and insurers) from any and all claims asserted in the Litigation, including any and all claims arising out of the same events and facts as set forth in the Litigation and that could or should have been asserted in the Litigation. The parties further agree that upon execution of this Agreement, the Litigation shall be dismissed with prejudice and the appropriate documents shall be filed in order to facilitate such dismissals. Each party shall bear its own costs of the Litigation including, but not limited to, its court costs, arbitration fees and costs, and attorneys’ fees. Each party shall bear its own costs resulting from the negotiations of this Agreement and any documents arising herefrom.

The parties hereto further acknowledge and agree that the waiver and release provided herein are in compromise and settlement of the Litigation, and that no one may offer the terms of this Agreement as evidence in any legal or administrative proceeding as an admission of liability by any party hereto, or of the nature or extent of damages incurred by either party, or of the cause of any damages claimed by either party.

SECTION IV. EMPIRE6

IV.A. 2011 Empire Pellet Production and Nominations

[5]	The term Other Facility is defined in the Umbrella Agreement referenced in this Section III.A.
[6]	All capitalized terms in this Section IV not otherwise defined herein shall have the definitions assigned them in the Empire Partnership Agreement.

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

For the contract year 2011, ArcelorMittal provided to Cliffs a pellet nomination of ****.

IV.B. Empire Tolling.

Beginning with the 2012 Contract Year, continuing through and including the Contract Year 2014, ****. This Section IV.B. regarding Tolling shall be memorialized by Partnership Resolution, which is attached hereto as Exhibit A.

****.

SECTION V. MISCELLANEOUS PROVISIONS

V.A. Reaffirmation; Nature of Amendments; Conflicting Provisions.

Each of Cliffs and ArcelorMittal consents to, ratifies and approves each of the foregoing Sections and Subsections. Except as herein expressly modified, amended or superseded, all of the terms, conditions and provisions of the Inland Agreement, the ISG Agreement and the surviving provisions of the Umbrella Agreement are hereby reaffirmed and agreed to and shall remain in full force and effect, and all changes, amendments and modifications effected by this Agreement shall automatically occur and be effective as of the effective date set forth above. To the extent of any conflict or inconsistency between this Agreement and any of the Pellet Supply Agreements or any of the surviving provisions of the Umbrella Agreement, the terms of this Agreement shall control.

V.B. Arbitration.

Except as expressly set forth in the last sentence of Section 6(b)(iii) of the Inland Agreement as amended pursuant to Section I.C.2 hereof, upon notice by either party to the other, all disputes, claims, questions or disagreements arising out of or relating to this Agreement or breach, termination, enforcement, interpretation or validity hereof, including the scope or applicability of this agreement to arbitrate, shall be determined by arbitration administered by the American Arbitration Association in accordance with the provisions of its Commercial Arbitration Rules, modified as follows:

•	the place of arbitration shall be Cleveland, Ohio;

•

unless the parties consent in writing to a lesser number, the arbitration proceedings shall be conducted before a panel of three neutral arbitrators, one to be appointed by the Cliffs, one to be appointed by ArcelorMittal, and the third to be selected by the two appointed arbitrators; provided, that none of the arbitrators shall be an employee, shareholder, officer, director or consultant of any of the Cliffs or ArcelorMittal.

•

in connection with any arbitration under this Agreement, consistent with the expedited nature of arbitration, each party will, upon the written request of the other parties, promptly provide the other parties with copies of documents on which the producing party may rely or otherwise that may be relevant in support of or in opposition to any claim or defense; any dispute regarding discovery, or the relevance or scope thereof, shall be determined by the arbitrators,

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

which determination shall be conclusive; and all discovery shall be completed within 45 days following the appointment of the arbitrators;

•

in connection with any arbitration under this Agreement, (i) before making their determination in any matter, the arbitrators must request from each of the parties a complete statement of its proposed resolution of such matter, and the arbitrators shall select between the two proposed resolutions, without making any alteration to either of them (or if either party does not submit a proposed resolution, or submits one that is materially incomplete, shall select the proposed resolution of the other party), (ii) the arbitrators shall be limited to awarding only one or the other proposed resolution and (iii) at the request of either party, the arbitrators shall provide the reasons for selecting one party’s proposed resolution over the other;

•

the arbitrators shall have no authority to alter, amend or modify any of the terms of this Agreement, nor may the arbitrators enter any award that alters, amends or modifies the terms of this Agreement in any form or manner;

•

the award or decision shall be made within nine months of the filing of the notice of intention to arbitrate, and the arbitrators shall agree to comply with this schedule before accepting appointment; provided, that this time limit may be extended by written agreement by all parties, if necessary; and

•	the costs of the arbitrators shall be borne entirely by the party that does not prevail in the arbitration.

The judgment by the arbitrators shall be final and binding on the parties hereto, and judgment upon the award rendered by the arbitrators may be entered and enforced by any court of the United States or any State thereof.

V.C. Notices.

All notices and other communications authorized or required to be given hereunder or under the Inland Agreement or ISG Agreement7 shall be given in writing and shall be deemed to have been duly given (a) when delivered in person, (b) one business day after having been dispatched by a recognized overnight delivery service, (c) five business days after having been mailed by registered or certified mail, return receipt requested, postage prepaid, (d) when dispatched by electronic facsimile transmission (with confirmation of successful transmission), or (e) when dispatched by electronic mail (with confirmation of receipt), in each case addressed as follows:

If to any Cliffs party:

c/o Cliffs Natural Resources Inc.

[7]	The Notice provisions for the Inland Agreement and ISG Agreement are outdated, and are replaced by the provisions herein.

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

1100 Superior Avenue – 15th Floor

Cleveland, Ohio 44114-2589

Attention: Senior Vice President, Global Iron Ore & Metallic Sales

Facsimile No.: (216) 694-5534

Electronic Mail: Terrence.Mee@cliffsnr.com

Further a copy of required notices (excluding notices in the ordinary course of performance) to:

c/o Cliffs Natural Resources Inc.

200 Public Square

Cleveland, Ohio 44114

Attention: General Counsel – Global Operations

Facsimile No.: (216) 694-6741

Electronic Mail: James.Graham@cliffsnr.com

If to any of the ArcelorMittal parties:

ArcelorMittal USA LLC

3300 Dickey Road MC 4-442

East Chicago, Indiana 46312

Attention: Vice President of Procurement and Supply Chain

and a copy via email to: AMUSAPurchasing.ContractAdministration@arcelormittal.com

Further a copy of required notices (excluding notices in the ordinary course of performance) to:

ArclelorMittal USA LLC

1 South Dearborn, 19th Floor

Chicago, Illinois 60603

Attention: General Counsel

and a copy via email to: AMUSALawDepartment@arcelormittal.com

Any party may change the contact information to which notices or other communications to it shall be sent by giving to the other parties written notice of such change in accordance with this Section.

V.D. Termination.

This Agreement may be terminated only by the mutual written agreement of ArcelorMittal, on the one hand, and Cliffs, on the other hand.

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

V.E. Governing Law.

This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio, including Article 2 of the Uniform Commercial Code as adopted in Ohio, without regard to the conflicts of law principles thereof.

V.F. Expenses.

The parties to this Agreement shall bear their respective expenses, costs and fees (including attorneys’ fees) in connection with the transactions contemplated by this Agreement, including the preparation, execution and delivery of this Agreement and compliance herewith.

V.G. Confidentiality.

The parties hereto acknowledge that this Agreement contains certain volume, pricing and term provisions that are confidential, proprietary or of a sensitive commercial nature and that would put the parties at a competitive disadvantage if disclosed to the public (“Confidential Information”). The parties further agree that all provisions of this Agreement shall be kept confidential and, without the prior consent of the other party, shall not be disclosed to any party not a party to this Agreement or the legal advisor of a party to this Agreement, except as required by law or governmental or judicial order and except that disclosure of the existence of this Agreement shall not be precluded by this Section. If any party hereto or any of their respective affiliates is required by law or governmental or judicial order or receives legal process or a court or agency directive requesting or requiring disclosure of any of the Confidential Information, such party will promptly notify the other parties prior to disclosure to permit such other parties to seek a protective order or take such other appropriate action to preserve the confidentiality of such Confidential Information.

If any party or an affiliate of any party determines to file this Agreement with the United States Securities and Exchange Commission (“Commission”) or any other federal, state, provincial or local governmental or regulatory authority, or with any stock exchange or similar body, such determining party will use its best efforts to obtain confidential treatment of such Confidential Information pursuant to any applicable rule, regulation or procedure of the Commission and any applicable rule, regulation or procedure relating to confidential filings made with any such other authority or exchange. If the Commission (or any such other authority or exchange) denies such party’s request for confidential treatment of such Confidential Information, such party will use its best efforts to obtain confidential treatment of the portions thereof that the other parties designate. Each party will allow the other parties to participate in seeking to obtain such confidential treatment for Confidential Information. In the event that the Commission approves the treatment of portions of this Agreement as confidential, Cliffs and ArcelorMittal shall collaborate in creating the version of this Agreement to be filed with the Commission.

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

None of the parties hereto or their respective affiliates will issue any press release or otherwise disclose or make any public statement with respect to the transactions contemplated hereby without the prior consent of an officer of the other parties, except to the extent that the disclosing party determines in good faith that it is so obligated by law, in which case such disclosing party shall give notice to the other parties in advance of such party’s intent to make such disclosure, announcement or issue such press release, and the parties hereto or their affiliates shall use reasonable efforts to cause a mutually agreeable release or disclosure or announcement to be issued. Notwithstanding the foregoing provisions of this Section ArcelorMittal acknowledges that Cliffs will be entitled to include, in any publicly-released, forward-looking sales projections, Cliffs’ projections of sales to ArcelorMittal, limited to not more than the next fiscal year.

V.H. Construction.

The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The word “including” and any variation thereof shall mean “including, without limitation,” or the appropriate version thereof. When reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section, as applicable, of this Agreement unless otherwise indicated. The words “hereof,” “herein” or “hereby” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

V.I. Entire Agreement.

This Agreement (including the recitals, footnotes and exhibits), the Pellet Supply Agreements, the Empire Partnership Agreement and the surviving provisions of the Umbrella Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties with respect to the subject matter hereof and thereof as of the effective date of this Agreement.

V.J. Amendment; Waiver.

This Agreement may not be modified or amended except by an instrument in writing executed by all of the parties hereto. No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is in writing and signed by the party against whom such waiver is claimed. No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach.

V.K. Severability.

Except for the provisions of Sections I, II, III and IV, each of which are deemed essential to this Agreement, any provision of this Agreement prohibited by any applicable law of any jurisdiction shall as

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

to such jurisdiction be ineffective, without modifying the remaining provisions of this Agreement. Where, however, the conflicting provisions of any such law may be waived, they are hereby waived by the parties hereto to the full extent permitted by law. Additionally, if any provision of this Agreement is determined by a court or arbitrator to be prohibited by any applicable law of any jurisdiction, the parties hereby agree to negotiate in good faith to modify such provision to the minimum extent necessary to cause such provision to be lawful in such jurisdiction.

VI.L. Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the respective parties hereto in all respects as if they were mentioned throughout by words of proper designation.

[Signature page follows this page.]

In WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective authorized officers.

ARCELORMITTAL USA LLC		CLIFFS NATURAL RESOURCES INC.

/s/ Om P. Mandhana		/s/ Terrence R. Mee
Name:	OM P. MANDHANA	Name:	TERRENCE R. MEE
Title:	Vice President – Procurement and Supply Chain	Title:	Senior Vice President, Global Iron Ore & Metallic Sales

ARCELORMITTAL CLEVELAND INC.		THE CLEVELAND-CLIFFS IRON COMPANY

/s/ Om P. Mandhana		/s/ David Blake
Name:	OM P. MANDHANA	Name:	DAVID BLAKE
Title:	Vice President – Procurement and Supply Chain	Title:	Vice President

ARCELORMITTAL INDIANA HARBOR LLC		CLIFFS MINING COMPANY

/s/ Om P. Mandhana		/s/ Terrence R. Mee
Name:	OM P. MANDHANA	Name:	TERRENCE R. MEE
Title:	Vice President – Procurement and Supply Chain	Title:	Vice President – Sales and Transportation

NORTHSHORE MINING COMPANY

/s/ David Blake
		Name:	DAVID BLAKE
		Title:	Vice President

CLIFFS SALES COMPANY

/s/ Terrence R. Mee
		Name:	TERRENCE R. MEE
		Title:	Vice President – Sales and Transportation

Exhibit B-I

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

****.

1

Exhibit B-II

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE AFFORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

PELLET SALE AND PURCHASE AGREEMENT

PRICING-ADJUSTMENTS-PAYMENTS CALCULATION

EXAMPLE FOR CONTRACT YEARS 2011-2014

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CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

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CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

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3

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

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4

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

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5

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

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CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

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7

CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

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EMPIRE IRON MINING PARTNERSHIP

THE CLEVELAND-CLIFFS IRON COMPANY, MANAGER

RESOLUTION COVERING IRON ORE PROCESSING AGREEMENT

APRIL 8, 2011

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CONFIDENTIAL TREATMENT:

CLIFFS NATURAL RESOURCES INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

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